UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) December 17, 2009
                                                        -----------------

                       SPECTRUM GROUP INTERNATIONAL, INC.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

      Delaware                      1-11988                    22-2365834
      --------                      -------                    ----------
   (State or other          (Commission file number)        (I.R.S. employer
   jurisdiction of                                          identification no.)
   incorporation
  or organization)
                                   18061 Fitch
                                Irvine, CA 92614
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (949) 955-1250
                                 --------------
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2009, Spectrum Group International, Inc. (the "Company"), entered into an amendment (the "Amendment") to its employment agreement with Greg Roberts, President and Chief Executive Officer of the Company. The Amendment is generally effective as of July 1, 2009. The Amendment provides for an increase in Mr. Roberts' base salary from $450,000 to $500,000 and, for fiscal year 2010, an annual incentive based on various performance metrics, consisting of pre-specified percentages of profits of the precious metals trading and collectibles businesses, consolidated corporate profitability, and achievement of individual goals, with discretion given to the Compensation Committee and Board to vary the payout upwards or downwards based on their assessment of Spectrum's strategic performance for fiscal year 2010. The Amendment also provides that Mr. Roberts, like the Company's other executive officers, is subject to the Company's policy on recoupment on executive compensation.

The foregoing description is qualified in its entirety by the terms of the Amendment, which is filed herewith as Exhibit 10.1.

Item 8.01.        Other Events.

Results of Annual Meeting
-------------------------

At the annual meeting of shareholders of the Company held on December 17, 2009 (the "Annual Meeting"), the Company's stockholders elected the following persons to the Company's Board of Directors:

Antonio Arenas, George Lumby and Jess Ravich, to serve as directors in the class of directors (Class I) whose term expires in 2010;

Greg Roberts and Christopher W. Nolan, Sr., to serve as directors in the class of directors (Class II) whose term expires in 2011; and

Jeffrey Benjamin and John U. Moorhead, to serve as directors in the class of directors (Class III) whose term expires in 2012.

At the Annual Meeting, the Company's stockholders also ratified the appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm for the fiscal year ended June 30, 2010.

Appointment of Committee Members and Re-Appointment of Officers
---------------------------------------------------------------

At the Company's Board of Directors' meeting held on December 17, 2009, the Board of Directors appointed the following persons to the committees of the Board of Directors:

Audit Committee
---------------

Christopher W. Nolan, Sr., Chairman
John U. Moorhead
Jess M. Ravich

Compensation Committee
----------------------

John U. Moorhead, Chairman
Jeffrey D. Benjamin
Jess M. Ravich

Nominating and Corporate Governance Committee
---------------------------------------------

Jeffrey D. Benjamin, Chairman
Christopher W. Nolan, Sr.
George Lumby

The Board of Directors also re-appointed the following officers to the positions set forth below opposite their respective names:

Chairman of the Board and                                     Antonio Arenas
Executive Chairman

President and Chief Executive Officer                         Greg Roberts

Chief Financial Officer and                                   Thor Gjerdrum
Executive Vice President

General Counsel, Chief Administrative Officer                 Carol Meltzer
and Secretary

Item 9.01.        Financial Statements and Exhibits.

     (d) Exhibits.

     10.1 Amendment to Employment Agreement between the Company and Greg Roberts, dated December 22, 2009.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 22, 2009

                                              SPECTRUM GROUP INTERNATIONAL, INC.


                                                    By:/s/ Carol Meltzer
                                                    --------------------
                                                    Name:  Carol Meltzer
                                                    Title: Chief Administrative
                                                    Officer and General Counsel